Convertible Loans	12 Months Ended
Dec. 31, 2020
Disclosure Of Convertible Loans Explanatory [Abstract]
CONVERTIBLE LOANS
NOTE 6:-	CONVERTIBLE LOANS

The Company entered into convertible loan agreements dated November 27, 2017 (“Convertible Loans”) with three individuals, of which one is an officer of the Company (the “Lenders”), for an aggregate amount of $144. The loans are convertible at any time and at each Lender’s sole discretion, into an aggregate total of 956,333 Ordinary shares of the Company or repaid at the earlier of (i) the lapse of five years; (ii) an initial public offering of the Company’s shares or (iii) upon a Deemed Liquidation Event as defined in the Company’s Articles of Association. The loans bear 2% interest compounded annually. In addition, the Lenders were granted the right to purchase a total of 2,690,623 INX Tokens.

During the years 2018 and 2017, the Company received $47 and $97, respectively, in consideration for the convertible loans and INX Tokens, of which $1 and $4, respectively were attributed to the fair value of the INX Tokens. The fair value of the loans received during the years 2018 and 2017, amounted to $31 and $ 62 respectively, resulting in an effective interest rate of 60% and the balances of $15 and $31, respectively, were attributed to the conversion option, which was recorded in equity.

In the years ended December 31, 2020 and 2019, interest and amortization of discount on the convertible loans amounted to $3 and $39, respectively.

The Convertible Loans were converted into Ordinary shares on February 25, 2021. See Note 12(f).